SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2003

PACKETEER, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-26785	77-0420107

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 NORTH DE ANZA BLVD.
CUPERTINO, CALIFORNIA 95014
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 873-4400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (c ) Exhibits

               99.1 Press Release of Packeteer, Inc. dated April 17, 2003

Item 9. Regulation FD Disclosure

On April 17, 2003, Packeteer, Inc. issued a press release announcing its operating and financial results for the quarter ended March 31, 2003. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information in this Current Report on Form 8-K, including the exhibit, is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2003

Packeteer, Inc.

By:	/s/ David C. Yntema

Name: David C. Yntema Title: Chief Financial Officer